                                                                    Exhibit 20.1


                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1


Section 7.3 Indenture                                                                Distribution Date:                 3/15/2004
------------------------------------------------------------------------------------------------------------------------------------
(i)      Amount of the distribution allocable to principal of the Notes

             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

         Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes

             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)     Amount of the distribution allocable to the interest on the Notes

               Class A Note Interest Requirement                      661,010.49
               Class B Note Interest Requirement                       66,686.71
               Class C Note Interest Requirement                      111,558.80
                       Total                                          839,256.00

         Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes

               Class A Note Interest Requirement                         0.92579
               Class B Note Interest Requirement                         1.12079
               Class C Note Interest Requirement                         1.45829

(iii)    Aggregate Outstanding Principal Balance of the Notes

               Class A Note Principal Balance                        714,000,000
               Class B Note Principal Balance                         59,500,000
               Class C Note Principal Balance                         76,500,000

(iv)     Amount on deposit in Owner Trust Spread Account            8,500,000.00

(v)      Required Owner Trust Spread Account Amount                 8,500,000.00


                                                               By:
                                                                      ----------------------------
                                                               Name:  Patricia M. Garvey
                                                               Title: Vice President
------------------------------------------------------------------------------------------------------------------------------------